                                                                   Exhibit 99.2

                HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
                  UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma condensed consolidated financial information of Heftel Broadcasting Corporation (the "Company") presents the Company's unaudited pro forma condensed consolidated balance sheet at March 31, 1998 as if at such date, the acquisition of radio station WCAA(FM) (formerly WNWK(FM)) had been completed. The following unaudited pro forma condensed consolidated statements of operations present the Company's results of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 as if the Tichenor Merger and the acquisitions of KLTO(FM) and WCAA(FM) (formerly WNWK(FM)) (collectively, the "Acquisitions") had been completed on January 1, 1997. The pro forma condensed consolidated statements of operations give effect to the Acquisitions during the periods presented using the purchase method of accounting and reflect the consolidated historical financial data of the Company, Tichenor and the Acquisitions, as more fully described in the notes hereto.

     On February 14, 1997, the Company completed its acquisition of Tichenor Media System, Inc. ("Tichenor"), a national radio broadcasting company engaged in the business of acquiring, developing and programming Spanish language radio stations. The acquisition was effected through the merger of a wholly-owned subsidiary of the Company with and into Tichenor (the "Tichenor Merger"). Under the terms of the Amended and Restated Agreement and Plan of Merger by and among Clear Channel Communications, Inc. ("Clear Channel") and Tichenor dated October 10, 1996 (which agreement was assigned to the Company by Clear Channel), Tichenor shareholders received (a) 7.8261 shares of Heftel Class A Common Stock, par value $.001 per share ("Heftel Common Stock"), in exchange for each share of Tichenor Common Stock and (b)
4.3478 shares of Heftel Common Stock in exchange for each share of Tichenor Junior Preferred Stock. In addition, the holders of Tichenor 14% Senior Redeemable Cumulative Preferred Stock ("Tichenor Senior Preferred") received $1,000 per share plus accrued and unpaid dividends through December 31, 1995 for each share of Tichenor Senior Preferred.

     The transaction value of the Tichenor Merger was approximately $256.6 million which is the sum of (a) the fair value of the Tichenor Common and Junior Preferred Stock (the "Tichenor Stock," $181.2 million), (b) the outstanding Tichenor Senior Preferred ($3.4 million), and (c) Tichenor's long-term debt ($72.0 million). The fair value of the Tichenor Stock is the sum of (a) the issuance of 5,689,878 shares (pre-split) of Heftel Common Stock with an aggregate value of $180.6 million based on a closing price of $31.75 per share on July 9, 1996 (the day the Tichenor Merger was announced), and (b) the direct costs related to the Tichenor Merger. The Tichenor Merger is accounted for using the purchase method of accounting. The purchase price is allocated primarily to FCC licenses and goodwill and amortized over 40 years. The pro forma condensed consolidated financial information does not purport to present the actual financial position or results of operations of the Company had the Transactions actually occurred on the date specified, nor is it necessarily indicative of the results of operations that may be achieved in the future.

                  HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997(1)

                                                                                                                  Company
                                                                                                                 pro forma
                                                 Company           Tichenor                       Pro forma      condensed
                                               as reported(2)    as reported(4)  Acquisition(5)   adjustments   consolidated
                                               --------------    --------------  --------------   -----------   -------------
Net revenues                                    $136,583,855      $ 4,711,877     $4,836,144    $         -     $ 146,131,876
                                               --------------    --------------  --------------   -----------   -------------

Operating expenses:
     Operating expenses                           82,064,446        3,850,923      3,304,922        (93,750)(6)    89,126,541
     Corporate expenses                            4,579,270          741,335              -              -         5,320,605
     Depreciation and amortization                14,928,326          622,117        381,694      3,664,633 (7)    19,596,770
                                               --------------    --------------  --------------   -----------   -------------
       Total operating expenses                  101,572,042        5,214,375      3,686,616      3,570,883       114,043,916
                                               --------------    --------------  --------------   -----------   -------------

Operating income (loss)                           35,011,813         (502,498)     1,149,528     (3,570,883)       32,087,960
                                               --------------    --------------  --------------   -----------   -------------

Other expense (income):
     Interest expense, net                         3,540,851          822,019        578,530      6,518,323 (8)    11,459,723
     Other expense (income), net                      81,973        2,310,640        (11,085)    (1,100,000)(9)     1,281,528
                                               --------------    --------------  --------------   -----------   -------------
       Total other expense                         3,622,824        3,132,659        567,445      5,418,323        12,741,251
                                               --------------    --------------  --------------   -----------   -------------

Income (loss) before income tax                   31,388,989       (3,635,157)       582,083     (8,989,206)       19,346,709
Income tax (benefit)                              12,616,833         (946,495)        91,333     (2,745,933)(10)    8,924,405
                                               --------------    --------------  --------------   -----------   -------------

Income (loss) from continuing operations        $ 18,772,156      $(2,688,662)    $  490,750    $(6,243,273)    $  10,422,304
                                               --------------    --------------  --------------   -----------   -------------
                                               --------------    --------------  --------------   -----------   -------------

Income (loss) from continuing operations
     per common share - basic and diluted       $       0.45                                                    $        0.24
                                               --------------                                                   -------------
                                               --------------                                                   -------------

Weighted average common shares outstanding:
     Basic                                        41,671,026                                                       43,061,885
     Diluted                                      41,792,191                                                       43,063,219

Other operating data:
     Broadcast cash flow                        $ 54,519,409                                                    $  57,005,335
                                               --------------                                                   -------------
                                               --------------                                                   -------------

                  HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1998


                                                                                                     Company
                                                                                                     pro forma
                                                   Company                        Pro forma          condensed
                                                as reported(3)  Acquisition(5)    adjustments       consolidated
                                                --------------  --------------  -------------       ------------
Net revenues                                     $31,347,088     $1,036,184     $          -         $32,383,272
                                                --------------  --------------  -------------       ------------

Operating expenses:
     Operating expenses                           20,136,524        617,768                -          20,754,292
     Corporate expenses                            1,186,734              -                -           1,186,734
     Depreciation and amortization                 4,338,556        100,042          861,684 (7)       5,300,282
                                                --------------  --------------  -------------       ------------
       Total operating expenses                   25,661,814        717,810          861,684          27,241,308
                                                --------------  --------------  -------------       ------------

Operating income (loss)                            5,685,274        318,374        (861,684)           5,141,964
                                                --------------  --------------  -------------       ------------

Other expense (income):
     Interest expense (income), net              (1,678,162)        122,834       1,759,331 (8)          204,003
     Other income, net                                     -        (2,220)               -               (2,220)
                                                --------------  --------------  -------------       ------------
       Total other expense (income)              (1,678,162)        120,614       1,759,331              201,783
                                                --------------  --------------  -------------       ------------

Income (loss) before income tax                    7,363,436        197,760      (2,621,015)           4,940,181
Income tax (benefit)                               3,019,018         31,000        (856,779)(10)       2,193,239
                                                --------------  --------------  -------------       ------------

Income (loss) from continuing operations          $4,344,418       $166,760     $(1,764,236)          $2,746,942
                                                --------------  --------------  -------------       ------------
                                                --------------  --------------  -------------       ------------

Income (loss) from continuing operations
     per common share - basic and diluted         $     0.09                                          $     0.06
                                                --------------                                      ------------
                                                --------------                                      ------------

Weighted average common shares outstanding:
     Basic                                        48,109,168                                          48,109,168
     Diluted                                      48,462,844                                          48,462,844

Other operating data:
     Broadcast cash flow                         $11,210,564                                         $11,628,980
                                                --------------                                      ------------
                                                --------------                                      ------------

                 HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998


                                                                                                   Company
                                                                                                  pro forma
                                                            Company           Pro forma           condensed
                                                          as reported        adjustments         consolidated
                                                         -------------      --------------      -------------
Assets:
     Cash and cash equivalents                           $ 211,476,121      $(117,206,011)(11)  $  94,270,110
     Accounts receivable, net                               24,939,199                   -         24,939,199
     Other current assets                                    1,392,952                   -          1,392,952
                                                         -------------      --------------      -------------
       Total current assets                                237,808,272       (117,206,011)        120,602,261
     Property and equipment, net                            32,601,864         (4,179,712)(11)     28,422,152
     Intangible assets, net                                420,456,190        121,385,723 (11)    541,841,913
     Other assets                                           19,528,039                   -         19,528,039
                                                         -------------      --------------      -------------
       Total assets                                      $ 710,394,365      $            -      $ 710,394,365
                                                         -------------      --------------      -------------
                                                         -------------      --------------      -------------

Liabilities and Stockholders' Equity:
     Current liabilities                                 $  25,593,046                          $  25,593,046
     Long-term obligations, less current portion             2,051,490                              2,051,490
     Deferred income taxes                                  82,941,601                             82,941,601
                                                         -------------                          -------------
       Total liabilities                                   110,586,137                            110,586,137
                                                         -------------                          -------------

     Class A common stock                                       35,160                                 35,160
     Class B common stock                                       14,156                                 14,156
     Additional paid-in capital                            656,066,331                            665,066,331
     Accumulated deficit                                  (65,307,419)                            (65,307,419)
                                                         -------------                          -------------
       Total stockholders' equity                          599,808,228                            599,808,228
                                                         -------------                          -------------
       Total liabilities and stockholders' equity        $ 710,394,365                          $ 710,394,365
                                                         -------------                          -------------
                                                         -------------                          -------------

                HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL INFORMATION

     (1) The Company is the acquiring entity for accounting purposes in the Tichenor Merger because of: (i) Clear Channel's relationship with the Company and Tichenor both before and after the consummation of the Tichenor Merger,
(ii) Clear Channel's ability in the future to convert its Class B Nonvoting Common Stock into Class A Common Stock and comply with the FCC's cross-interest policy without substantial economic hardship, and (iii) the Company's relative size as compared to Tichenor.

     (2) Represents the historical operating results of the Company for the year ended December 31, 1997. The operating results of the Company include the operating results of Tichenor from the merger date of February 14, 1997.

     (3) Represents the historical operating results of the Company for the three months ended March 31, 1998.

     (4) Represents the historical operating results of Tichenor for the period January 1 to February 13, 1997.

     (5) Represents the historical operating results of WCAA(FM) for the year ended December 31, 1997 and for the three months ended March 31, 1998. The historical operating results of KLTO(FM) are not included because the station operated under a time brokerage agreement in 1997 prior to the acquisition date.

     (6) Represents the reversal of KLTO (FM) time brokerage agreement fees which were recognized from the beginning of the accounting period through the date the assets were acquired.

     (7) Represents incremental depreciation and amortization expense resulting from the Acquisitions from the beginning of the accounting period through the respective dates of purchase as follows:

     FOR THE YEAR ENDED DECEMBER 31, 1997:


                        TICHENOR        KLTO(FM)     WCAA(FM)          TOTAL
                        --------        -------     ----------       ----------
Depreciation            $      -        $15,726     $   39,452       $   55,178
Amortization             528,983         54,880      3,407,286        3,991,149
Less historical                -              -       (381,694)        (381,694)
                        --------        -------     ----------       ----------
     Total              $528,983        $70,606     $3,065,044       $3,664,633
                        --------        -------     ----------       ----------
                        --------        -------     ----------       ----------


     FOR THE THREE MONTHS ENDED MARCH 31, 1998:


                        WCAA(FM)
                        --------
Depreciation            $  9,863
Amortization             851,822
Less historical                -
                        --------
     Total              $861,684
                        --------
                        --------


          The estimated weighted average useful lives of property and equipment, FCC licenses, and going concern value is assumed to be five, forty and fifteen years, respectively.

                HEFTEL BROADCASTING CORPORATION AND SUBSIDIARIES
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL INFORMATION

     (8) Represents the assumed reduction in interest income for the year ended December 31, 1997 and the three months ended March 31, 1998 associated with the Acquisitions as if the radio stations were acquired on January 1, 1997. The purchase of KLTO(FM) was funded with cash from operations. The purchase of WNWK(FM) was funded from proceeds obtained from the secondary public offering that occurred on January 22, 1998. The assumed reduction in interest income associated with the acquisition of KLTO(FM) and WCAA(FM) is computed using a weighted average interest rate of 6%. This rate is based on historical yields of short-term investments.

     FOR THE YEAR ENDED DECEMBER 31, 1997:


                                                     LESS
                        KLTO(FM)       WCAA(FM)    HISTORICAL          TOTAL
                        --------      ----------   ----------       ----------
Interest expense, net   $139,610      $7,037,322   $(658,610)       $6,518,323
                        --------      ----------   ----------       ----------
                        --------      ----------   ----------       ----------


     FOR THE THREE MONTHS ENDED MARCH 31, 1998:

                        WCAA(FM)
                       ----------
Interest expense, net  $1,759,331
                       ----------
                       ----------


     (9) Reflects the elimination of a media broker commission of $1,100,000 paid by Tichenor related to the Tichenor Merger.

     (10) Reflects the income tax benefit related to the pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate to income before income tax for historical and pro forma adjustment amounts.

     (11) The Company exchanged the assets of WPAT(AM) and $115.5 million in cash for the assets of WCAA(FM). The following is a summary of purchase price and the adjustments to allocate the purchase price:

     COMPUTATION OF PURCHASE PRICE AND AMOUNT TO BE ALLOCATED:

Net book value of WPAT(AM) at May 22, 1998                     $ 18,761,069
Cash paid and direct costs of acquisition                       117,288,708
                                                               ------------
     Total purchase price of WCAA(FM)                           136,049,777
Net book value of WPAT(AM) at March 31, 1998                     18,843,766
                                                               ------------
Purchase price to be allocated                                 $117,206,011
                                                               ------------
                                                               ------------
     ADJUSTMENTS TO ALLOCATE PURCHASE PRICE:

     Property and equipment                                    $(4,179,712)
     Intangible assets                                          121,385,723
                                                               ------------
                                                               $117,206,011
                                                               ------------
                                                               ------------

     The historical cost of property and equipment decreased because the assets of WPAT(AM) included land and a building and such property was not received with the assets of WCAA(FM).